EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of MeeMee Media Inc. (the “Company”) on Form 10-K for the period ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin Doane, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN DOANE
Martin Doane
Chief Financial Officer
October 27th, 2014